                                                                    EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Financial Telecom Limited (USA), Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30 2005 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           Financial Telecom Limited (US), Inc.


Date: July 28, 2005                        By: /s/ David Chen
                                               -----------------------
                                               David Chen
                                               Chief Executive Officer

Date: July 28, 2005                        By: /s/ Ronald Gorthuis
                                               -----------------------
                                               Ronald Gorthuis
                                               Chief Financial Officer